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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated April 23, 2004 in Pre-Effective Amendment Number 1 to the Registration Statement (Form N-2, Nos. 333-114200 and 811-21502) of RMR Hospitality and Real Estate Fund.





                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
May 11, 2004